EXHIBIT 23.3

                             CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT


We consent to the use in this Amendment No. 3 to the Registration Statement on Form S-4A of our report dated March 23, 2001 relating to the financial statements of Peppermill Capital Corporation, and to the reference to our Firm under the caption "Experts" in such Registration Statement.



                                             /s/ KAUFMAN, ROSSIN & CO., P.A.

Miami, Florida
April 16, 2001